UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 12, 2020

ATHENE HOLDING LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-37963	98-0630022
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
96 Pitts Bay Road
Pembroke, HM 08, Bermuda
(441) 279-8400

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common shares, par value $0.001 per share	ATH	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
6.35% Fixed-to-Floating Rate Perpetual Non-Cumulative Preference Share, Series A	ATHPrA	New York Stock Exchange

Depositary Shares, each representing a 1/1,000th interest in a
5.625% Fixed Rate Perpetual Non-Cumulative Preference Share, Series B	ATHPrB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 12, 2020, Athene Holding Ltd. (the “Company”) held a special general meeting (the “SGM”) of holders of Class A common shares, Class B common shares, and vested Class M common shares (collectively, the “Shareholders”). The following proposals were submitted to the Shareholders at the SGM:

1.	The proposal to approve the Thirteenth Amended and Restated Bye-laws of the Company

2.	The proposal to approve the conversion of all the Class B common shares of the Company into an equal number of Class A common shares of the Company on a one-for-one basis

3.
The proposal to approve the conversion of all Class M common shares of the Company, including those that will vest at the time of the conversion, into a combination of Class A common shares and warrants to purchase Class A common shares

4.
The proposal to approve, in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual, the following transactions: (i) the issuance of Class A common shares to certain affiliates of Apollo Global Management, Inc. (“AGM”), (ii) the granting to AGM of a conditional right to purchase, and cause the Company to issue, additional Class A common shares, and (iii) the granting to Apollo Management Holdings, L.P. (or its designated replacement) of a right to purchase, and cause the Company to issue, additional Class A common shares

5.
The proposal to approve the adjournment of the SGM from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the above proposals if there are insufficient votes at the time of the SGM to approve such proposals

Each of the foregoing proposals are described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on January 6, 2020 (the “Proxy Statement”).

The Company's Class B common shares currently represent, in aggregate, 45% of the total voting power of the Company's equity securities, subject to certain adjustments that are described in the Company's bye-laws. The Company's Class A common shares currently account for the remaining 55% of the aggregate voting power of the Company's equity securities, subject to certain adjustments that are described in the Company's bye-laws. Holders of Class A common shares and holders of Class B common shares voted together as a single class on all matters submitted to a vote of shareholders at the SGM.

In addition, (1) the holders of Class B common shares, vested Class M-1 common shares, vested Class M-2 common shares, vested Class M-3 common shares and vested Class M-4 common shares, each voted as a separate class with respect to the approval of the Thirteenth Amended and Restated Bye-laws of the Company, (2) the holders of Class B common shares voted as a separate class with respect to the approval of the conversion of all the Class B common shares of the Company into an equal number of Class A common shares of the Company on a one-for-one basis, and (3) the holders of vested Class M-1 common shares, vested Class M-2 common shares, vested Class M-3 common shares, and vested Class M-4 common shares, each voted as a separate class with respect to the approval of the conversion of all Class M common shares of the Company, including those that will vest at the time of the conversion, into a combination of Class A common shares and warrants to purchase Class A common shares.

Shareholders voted as follows on the matters presented for a vote. As contemplated by the Proxy Statement, votes shown below with respect to holders of Class A common shares and holders of Class B common shares have been adjusted in accordance with the restrictions and other adjustments to the voting power of the Class A common shares and Class B common shares in the Company's bye-laws.

1.	The proposal to approve the Thirteenth Amended and Restated Bye-laws of the Company was approved based on the following votes:

The holders of Class A common shares and Class B common shares, voting together as a single class, approved this proposal, based on the following numbers of votes:

For	Against	Abstain	Broker Non-Votes
105,975,605	1,680	5,261	—

The holders of Class B common shares, voting as a separate class, approved this proposal, based on the following numbers of votes:

For	Against	Abstain	Broker Non-Votes
61,748,966	—	—	—

The holders of vested Class M-1 common shares, vested Class M-2 common shares, vested Class M-3 common shares and vested Class M-4 common shares, each voting as a separate class, approved this proposal, based on the following numbers of votes:

	For	Against	Abstain	Broker Non-Votes
Class M-1	1,994,233	—	—	—
Class M-2	841,011	—	—	—
Class M-3	1,000,000	—	—	—
Class M-4	1,768,269	—	—	—

2.
The proposal to approve the conversion of all the Class B common shares of the Company into an equal number of Class A common shares of the Company on a one-for-one basis was approved based on the following votes:

The holders of Class A common shares and Class B common shares, voting together as a single class, approved this proposal, based on the following numbers of votes:

For	Against	Abstain	Broker Non-Votes
105,980,553	272	1,721	—

The holders of Class B common shares, voting as a separate class, approved this proposal, based on the following numbers of votes:

For	Against	Abstain	Broker Non-Votes
61,748,966	—	—	—

3.
The proposal to approve the conversion of all Class M common shares of the Company, including those that will vest at the time of the conversion, into a combination of Class A common shares and warrants to purchase Class A common shares was approved with the following votes:

The holders of Class A common shares and Class B common shares, voting together as a single class, approved this proposal, based on the following numbers of votes:

For	Against	Abstain	Broker Non-Votes
105,976,921	3,706	1,919	—

The holders of vested Class M-1 common shares, vested Class M-2 common shares, vested Class M-3 common shares and vested Class M-4 common shares, each voting as a separate class, approved this proposal, based on the following numbers of votes:

	For	Against	Abstain	Broker Non-Votes
Class M-1	1,994,233	—	—	—
Class M-2	841,011	—	—	—
Class M-3	1,000,000	—	—	—
Class M-4	1,768,269	—	—	—

4.
The proposal to approve, in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual, the following transactions: (i) the issuance of Class A common shares to certain affiliates of AGM, (ii) the granting to AGM of a conditional right to purchase, and cause the Company to issue, additional Class A common shares, and (iii) the granting to Apollo Management Holdings, L.P. (or its designated replacement) of a right to purchase, and cause the Company to issue, additional Class A common shares was approved based on the following votes:

The holders of Class A common shares and Class B common shares, voting together as a single class, approved this proposal, based on the following numbers of votes:

For	Against	Abstain	Broker Non-Votes
105,928,250	12,912	41,385	—

5.
The proposal to approve the adjournment of the SGM from time to time to a later date or time if necessary or appropriate, including to solicit additional proxies in favor of the above proposals if there are insufficient votes at the time of the SGM to approve such proposals was approved based on the following votes:

The holders of Class A common shares and Class B common shares, voting together as a single class, approved this proposal, based on the following numbers of votes:

For	Against	Abstain	Broker Non-Votes
103,832,506	2,146,654	3,386	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: February 12, 2020	/s/ Martin P. Klein
Martin P. Klein
Executive Vice President and Chief Financial Officer